UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 2 TO FORM 8-K FILED DECEMBER 28, 2017

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2018

mPHASE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-24969	22-2287503
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Identification No.)		Incorporation)

688 New Dorp Lane, Staten Island, New York 10306-4933
(Address of Principal Executive Offices) (ZIP Code)

Registrant's telephone number, including area code: (973) 256-3737

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events.

On December 28, 2017, mPhase Technologies, Inc. (the “Company”) entered into a non-binding letter of intent (the “LOI”) with Scepter Commodities, LLC (“Scepter”) for the proposed acquisition by Scepter of 80% of the fully diluted shares of common stock of the Company (on a post-reverse stock split basis) (the “Acquisition”). The LOI may be terminated (i) by mutual consent of the parties, (ii) by either party if the Acquisition (A) has not been consummated by April 30, 2018, (B) is enjoined by a court or governmental body, (C) cannot be consummated due to a material breach on the part of the other party which breach cannot be cured within 30 days from the date of written notice of such breach or (D) by either party if such party is not satisfied with the results of its due diligence investigation of the other party or (iii) by Scepter if the Company’s financial condition or capitalization has materially changed since its most recently filed Annual Report on Form 10-K. Pursuant to the LOI both parties have expressed their intent and support for the cooperation and accomplishment of the Acquisition. Further, the Company has agreed, until the earlier of the closing of the Acquisition or termination of the LO,I that it will not solicit, discuss, accept, approve, respond to or encourage any inquiries or proposals relating to, or engage in any negotiations with, any third party with respect to any transaction similar to the Acquisition or any transaction involving the transfer of a significant or controlling interest in the assets or capital stock of the Company, including, but not limited to, a merger, acquisition, strategic investment or similar transaction. The closing of the Acquisition is subject to the negotiation and execution of a definitive acquisition agreement, as well as to the completion of full legal and financial due diligence.

As of February 15, 2018 the Company and Scepter entered into Amendment No. 1 to the LOI extending the time frame for the Company to become current in its SEC filings.

As of April 3, 2018 the Company and Scepter have agreed to extend the time frame for the Company to become current in its SEC filings until April 30, 2018 under the LOI.

Item 9.01 Financial Statements and Exhibits

(d)

10.2	Amendment No. 2 to Letter of Intent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mPHASE TECHNOLOGIES

Date: April 3, 2018	By:	/s/ Martin S. Smiley
Martin S. Smiley
Executive Vice President,
Chief Financial Officer and
General Counsel

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